EXHIBIT 99-5

                    FIRESTONE ENVIRONMENTAL SERVICES, INC and
                           FIRESTONE ASSOCIATES, INC.
                          COMBINED FINANCIAL STATEMENTS
                  FOR THE SEVEN MONTHS ENDED JULY 31, 2004 AND
                        THE YEAR ENDED DECEMBER 31, 2003

                   FIRESTONE ENVIRONMENTAL SERVICES, INC. and
                           FIRESTONE ASSOCIATES, INC.



                                    CONTENTS



PAGE      1      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                 FIRM

PAGE      2      COMBINED BALANCE SHEETS AS OF JULY 31, 2004 AND
                 DECEMBER 31, 2003

PAGE      3      COMBINED STATEMENTS OF OPERATIONS FOR THE SEVEN
                 MONTHS ENDED JULY 31, 2004 AND YEAR ENDED DECEMBER 31,
                 2003

PAGE      4      COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS'
                 DEFICIENCY FOR THE SEVEN MONTHS ENDED JULY 31, 2004 AND
                 YEAR ENDED DECEMBER 31, 2003

PAGE      5      COMBINED STATEMENTS OF CASH FLOWS FOR THE SEVEN
                 MONTHS ENDED JULY 31, 2004 AND YEAR ENDED DECEMBER 31,
                 2003

PAGES  6 - 12    NOTES TO COMBINED FINANCIAL STATEMENTS AS OF JULY 31,
                 2004 AND DECEMBER 31, 2003

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Firestone Environmental Services, Inc and Firestone Associates, Inc.

We have audited the accompanying combined balance sheets of Firestone Environmental Services, Inc and Firestone Associates, Inc. (the "Company") as of July 31, 2004 and December 31, 2003, and the related combined statements of operations, changes in stockholders' deficiency, and cash flows for the seven months ended July 31, 2004, and for the year ended December 31, 2003. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above of Firestone Environmental Services, Inc. and Firestone Associates, Inc. present fairly, in all material respects, their combined financial position of as of July 31, 2004 and December 31, 2003, and the combined results of their operations and their cash flows for the seven months ended July 31, 2004 and the for year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



WEINBERG & COMPANY, P.A.


Boca Raton, Florida
June 7, 2005

      FIRESTONE ENVIRONMENTAL SERVICES, INC. AND FIRESTONE ASSOCIATES, INC.
                             COMBINED BALANCE SHEETS


                                                                                         July 31,              December 31,
                                                                                           2004                   2003
                                                                                      ---------------         --------------
                                     ASSETS
CURRENT ASSETS
Cash                                                                                  $        17,064         $      109,168
Accounts receivable, net of allowances of $110,519 and $156,375, respectively                 680,755                832,035
Amount receivable from related party                                                          277,190                277,190
Note receivable                                                                               784,331                847,756
Inventory                                                                                      10,913                      -
Prepaid and other assets                                                                            -                 28,215
                                                                                      ---------------         --------------

Total Current Assets                                                                        1,770,253              2,094,364

PROPERTY AND EQUIPMENT - net of accumulated depreciation
       of $482,143 and $453,456 respectively                                                  189,786                218,473

OTHER ASSETS, Deposits                                                                         15,686                 18,777
                                                                                      ---------------         --------------

TOTAL ASSETS                                                                          $     1,975,725         $    2,331,614
                                                                                      ===============         ==============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
Bank overdraft                                                                        $       142,252         $            -
Line of credit bank                                                                           463,890                475,092
Accounts payable                                                                              508,115                930,422
Notes payable to related party                                                              1,117,588              1,142,588
Accrued expenses                                                                              247,493                233,897
                                                                                      ---------------         --------------

Total Current Liabilities                                                                   2,479,338              2,781,999
                                                                                      ---------------         --------------

STOCKHOLDERS' DEFICIENCY
Commons stock                                                                                   1,200                  1,200
Additional paid in capital                                                                    300,000                300,000
Accumulated deficit                                                                          (804,813)              (751,585)
                                                                                      ---------------         --------------

Total stockholders' deficiency                                                               (503,613)              (450,385)
                                                                                      ---------------         --------------

TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIENCY                                                                            $     1,975,725         $    2,331,614
                                                                                      ===============         ==============


                       See accompanying notes to combined
                             financial statements.

      FIRESTONE ENVIRONMENTAL SERVICES, INC. AND FIRESTONE ASSOCIATES, INC.
                     COMBINED STATEMENTS OF OPERATION, INC.


                                                             Seven Months
                                                                 Ended                       Year Ended
                                                               July 31,                     December 31,
                                                                 2004                           2003
                                                       -------------------------       -----------------------
Sales                                                  $               2,516,573       $             4,504,945
Cost of goods sold                                                     1,123,804                     2,067,400
                                                       -------------------------       -----------------------

Gross profit                                                           1,392,769                     2,437,545

Operating expenses                                                     1,473,584                     2,812,643
                                                       -------------------------       -----------------------

Operating loss                                                           (80,815)                     (375,098)

Other income (expense):
Interest and financing costs                                             (65,437)                      (86,009)
Interest and loan fees                                                    93,024                       267,314
Gain on sale of assets                                                         -                        29,214
                                                       -------------------------       -----------------------

NET LOSS                                               $                 (53,228)      $              (164,579)
                                                       =========================       =======================

                       See accompanying notes to combined
                             financial statements.

      FIRESTONE ENVIRONMENTALSERVICES, INC. AND FIRESTONE ASSOCIATES, INC.
                 COMBINED STATEMENTS OF STOCKHOLDERS' DEFICIENCY


                                                                   Additional
                                            Common Stock         Paid in Capital       Accumulated Deficit         Total
                                          -----------------    -------------------    ---------------------    --------------
Beginning balance January 1, 2003         $           1,200    $           300,000    $            (587,006)   $     (285,806)

Net loss for the year ended December
31, 2003                                                  -                      -                 (164,579)         (164,579)
                                          -----------------    -------------------    ---------------------    --------------

Ending balance December 31, 2003                      1,200                300,000                 (751,585)         (450,385)

Net loss for the seven months ended
July 31, 2004                                             -                      -                  (53,228)          (53,228)
                                          -----------------    -------------------    ---------------------    --------------

Ending balance July 31, 2004              $           1,200    $           300,000    $            (804,813)   $     (503,613)
                                          =================    ===================    =====================    ==============

            See accompanying notes to combined financial statements.

      FIRESTONE ENVIRONMENTAL SERVICES, INC. AND FIRESTONE ASSOCIATES, INC.
                        COMBINED STATEMENTS OF CASH FLOWS



                                                                     Seven Months
                                                                        Ended           Year Ended
                                                                      July 31,         December 31,
                                                                        2004              2003
                                                                   --------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                           $      (53,228)   $      (164,579)
Adjustments to reconcile net loss
   to net cash used in operating activities:
Depreciation expense                                                       28,687             73,409
Gain on sale of assets                                                          -            (29,214)
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable related party                                               -             92,727
Accounts receivable                                                       151,280            (43,658)
Inventory                                                                 (10,913)                 -
Prepaid and other current assets                                           28,215            (10,684)
Increase (decrease) in:
Accounts payable                                                         (422,307)           595,541
Accounts payable related party                                                  -            (23,347)
Accrued liabilities and deferred revenue                                   13,596             21,574
                                                                   --------------    ---------------
Net cash provided by (used in) operating activities                      (264,670)           511,769
                                                                   --------------    ---------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Collections on note receivable                                            153,889             87,570
Credit extended on note receivable                                        (90,464)          (301,311)
Decrease (increase) in deposits, permits and other assets                   3,091             74,163
Proceeds from sale of property and equipment                                    -             36,929
Purchase of property and equipment                                              -            (63,817)
Net cash provided by (used in) investing activities                        66,516           (166,466)
                                                                   --------------    ---------------

CASH FLOWS FROM
FINANCING ACTIVITIES:
Increase (decrease) in bank overdraft                                     142,252           (12,908)
Net advances (repayments) on line of credit bank                          (11,202)           31,340
Issuance of notes payable related party                                    25,000          216,650
Payments of notes payable related party                                   (50,000)       (498,847)
Net cash provided by (used in) financing activities                       106,050         (263,765)
                                                                   --------------    ---------------

NET (DECREASE) INCREASE IN CASH                                           (92,104)            81,538

CASH - BEGINNING OF PERIOD                                                109,168             27,630
                                                                   --------------    ---------------

CASH - END OF PERIOD                                               $       17,064    $       109,168
                                                                   ==============    ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest expense                                                   $       13,114    $        25,400


                       See accompanying notes to combined
                             financial statements.

                   FIRESTONE ENVIRONMENTAL SERVICES, INC. and
                           FIRESTONE ASSOCIATES, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                    AS OF JULY 31, 2004 AND DECEMBER 31, 2003

NOTE 1        ORGANIZATION AND PRINCIPAL ACTIVITIES

     BASIS OF PRESENTATION

     The combined financial statements herein consist of the operations of Firestone Environmental Services, Inc. (dba Prime Environmental Service Company) a company incorporated in the state of California in December 1990, and Firestone Associates, Inc. (dba Firestone Energy Company) a company incorporated in the state of California in August 1984. The two companies are under common control and all intercompany transactions and balances have been eliminated in the combination.

     ORGANIZATION AND DESCRIPTION OF BUSINESS
     Firestone Environmental Services, Inc., is a regulated hazardous waste transporter, and provides collection, transfer, recycling and resource recovery, and disposal service for solid and hazardous waste material in the Southern California geographic area doing business as Prime Environmental Services. Firestone Associates, Inc., doing business as Firestone Energy Corp., primarily leases equipment to Firestone Environmental Services, Inc. Herein after the two corporations will be referred to as "the Company".

     Subsequent to the reporting date substantially all of the operating assets and certain liabilities were sold to General Environmental Management, Inc. (see note 9).

NOTE 2        SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

     (a) Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company's management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements. These estimates and assumptions will also affect the reported amounts of certain revenues and expenses during the reporting period. Actual results could differ materially based on any changes in the estimates and assumptions that the Company uses in the preparation of its financial statements that are reviewed no less than annually. Actual results could differ materially from these estimates and assumptions due to changes in environmental- related regulations or future operational plans, and the inherent imprecision associated with estimating such future matters.

     (b) Revenue Recognition
     The Company recognizes revenue for waste picked up and received waste at the time pickup or receipt occurs and recognizes the estimated cost of disposal in the same period. Any inter- company sales have been eliminated in consolidation.

     (c) Concentrations
     The Company's financial instruments that are exposed to concentrations of credit risk consist principally of cash and trade receivables. The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may have exceeded FDIC insured levels at various times during the year. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk in cash. The Company's trade receivables result primarily from removal or transportation of waste, and the concentration of credit risk is limited to a broad customer base located mostly in the Southern California geographic area.

     (d) Fair Value of Financial Instruments
     The Company believes that the carrying value of its cash, accounts receivable, note receivable, related party receivable, bank overdraft, line of credit, accounts payable, notes payable to related party, and accrued liabilities as of July 31, 2004 and December 31, 2003 approximates their respective fair values due to the demand or short-term nature of those instruments.

     (e) Cash
     Cash in bank and short term investments with maturities fewer than thirty days are recorded as cash balances.

     (f) Trade Receivables
     Trade receivables are recorded at net realizable value, consisting of the carrying amount less an allowance for uncollectible accounts, as needed.

     The Company uses allowance method to account for uncollectible trade receivable balances. Under the allowance method, if needed, an estimate of uncollectible customer balances is made based upon historical loss trends and specific account balances that are considered uncollectible. Factors used to establish an allowance include the credit quality of the customer and whether the balance is significant. Accounts are considered past due once the unpaid balance is 90 days or more outstanding, unless payment terms are extended by contract. When an account balance is past due and attempts have been made by legal or other means, the amount is considered uncollectible and is written off against the allowance balance. At July 31, 2004 and December 31, 2003 trade receivables had a net balance in the amount of $680,755 and $832,035, net of allowances of $110,519 and $156,375 respectively.

     (g) Inventory
     Inventories consist of supplies used in the ordinary course of business and are stated at the lower of cost (first-in, first-out method) or market.

     (h) Property and Equipment
     Property and equipment is stated at cost. Depreciation is computed using accelerated methods based on the estimated useful lives of the assets, generally as follows:



          Transportation                       5 Years
          Equipment                          5 - 7 Years
          Software                             5 Years
          Furniture and fixtures             5 - 7 Years

     (i) Income Taxes
     The Company is an S Corp for tax reporting purposes. The income or loss from the Company is passed through to the shareholders and included in their tax filings. As such, the Company does not provide a tax provision.

     (j) Impairment of long-lived assets
     Property and equipment and other long-lived assets, including amortizable intangible assets, are evaluated for impairment, in accordance with SFAS No. 144, whenever events or conditions indicate that the carrying value of an asset may not be recoverable. If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets. Such analyses necessarily involve significant judgment. There were no impairment losses recorded in 2004 or 2003.

NOTE 3          NEW ACCOUNTING PRONOUNCEMENTS

     In November, 2004, the FASB issued Statement of Financial Accounting standards No. 151, "Inventory Costs". This statement amends the guidance in ARB No. 43 Chapter 4 Inventory Pricing, to require items such as idle facility costs, excessive spoilage, double freight and re- handling costs to be expenses in the current period, regardless if they are abnormal amounts or not. This Statement will become effective for the Company in the first quarter of 2006. The company is primarily a service provider and as such the adoption of SFAS 151 is not expected to have a significant effect on the Company's financial statements.

     In December 2004 FASB issued SFAS No. 123(R) which revised SFAS No. 123 to require a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award--the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service. Employee share purchase plans will not result in recognition of compensation cost if certain conditions are met; those conditions are much the same as the related conditions in Statement 123. A public entity will initially measure the cost of employee services received in exchange for an award of liability instruments based on its current fair value; the fair value of that award will be re-measured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period will be recognized as compensation cost over that period. A nonpublic entity may elect to measure its liability awards at their intrinsic value through the date of settlement. The statement is not effective for small business issuers until the first interim or annual reporting period beginning after December 15, 2005. The Company does not issue stock based compensation and therefore the requirements of SFAS No. 123(R) beginning fiscal 2006 will have no impact on the Company's financial statements.

NOTE 4          PROPERTY AND EQUIPMENT

     Property and Equipment consists of the following as of July 31, 2004 and December 31, 2003;


                                     July 31,     December 31,
                                       2004           2003
                                  ------------    ------------
Vehicles                          $    352,955    $    352,955
Equipment and furniture                114,364         114,364
Software                                94,745          94,745
Warehouse equipment                     96,251          96,251
Leasehold improvements                  13,614          13,614
                                  ------------    ------------
                                       671,929         671,929
Accumulated depreciation               482,143         453,456
                                  ------------    ------------
                                  $    189,786    $    218,473
                                  ============    ============

     Depreciation expense was $28,687 and $73,409 for the seven months ended July 31, 2004 and the year ended December 31, 2003 respectively.

NOTE 5          NOTE RECEIVABLE

     The Company advanced certain funds to an environmental service company in August 28, 2002 in the amount of $900,000, in exchange for a note receivable. The note has an interest rate of 18% per annum and is secured by certain receivables, vehicles, and equipment of the debtor. Provisions of the loan agreement called for a loan fee of $144,000 due at maturity, which was recorded as interest income in the accompanying statement of operations for the year ended December 31, 2003, and is included in the total note amount due as of December 31, 2003 and July 31, 2004. The loan is past maturity; however, the debtor is continuing to make interest payments. The loan is expected to be paid through the proceeds of the sale of certain assets of the debtors business. (This note was not included in the sale of certain assets and liabilities to General Environmental Management, Inc. referred to in Note 9.)


NOTE 6          RELATED PARTY TRANSACTIONS

     The Company has entered into various transactions with its primary stockholder and with a company related by common ownership through its primary shareholder.

     Note receivable, related party.
     The company has made unsecured, non-interest bearing cash advances to Statewide Environmental Services, Inc. (SES), a company related by common ownership. The balance due from SES at July 31, 2004 and at December 31, 2003 was $277,190.

     Notes payable, related parties
     The Company has entered into four notes payable to the Company's primary stockholder. These notes consisted of the following unsecured advances as of July 31, 2004 and December 31, 2003:


                                   July 31,         December 31,
Notes Payable to Stockholder         2004              2003
----------------------------    --------------    --------------
Demand note 6% interest rate    $      350,000   $       350,000
Demand note 6% interest rate           450,000           500,000
Demand note 6% interest rate           292,588           292,588
Demand note 0% interest rate            25,000                 -
                                --------------    --------------
  Total                         $    1,117,588    $    1,142,588
                                ==============    ==============

     Interest expense on these notes was $28,267 and $51,000 for the seven months ended July 31, 2004 and the year ended December 31, 2003, respectively.

NOTE 7          BANK LINE OF CREDIT

     The Company has a line of credit with Wachovia Bank. The line of credit is payable upon demand and has an interest rate of four percent (4%) per annum. Amounts outstanding under the line of credit as of July 31, 2004 and December 31, 2003 were $463,890 and $475,092 respectively. Interest expense incurred from balances outstanding for the seven months ended July 31, 2004 and the years ended December 31, 2003 were $19,615 and $18,900 respectively. The line of credit is secured by certain assets owned by a related party.

NOTE 8          COMMITMENT AND CONTINGENCIES

     OPERATING LEASES
     The Company leases its warehouse and office facilities and certain equipment under separate five year, one year, and month-to-month operating lease agreements. Under terms of each of the leases, the Company pays the cost of repairs and maintenance.

     Future minimum lease commitments under these leases at July 31, 2004 are as follows:


                                                     Lease
            Period                                Commitment
---------------------------------------       ----------------
The five months ended December 31, 2004       $         56,490
The year ended December 31, 2005                       136,082
The year ended December 31, 2006                        64,482
The year ended December 31, 2007                        18,600
The year ended December 31, 2008                        18,600
The year ended December 31, 2009                        18,600
Thereafter                                              13,950
                                              ----------------
Total                                         $        326,804
                                              ================

     Rent expense for the seven months ending July 31, 2004 and for the year ending December 31, 2003 was $170,240 and $149,584 respectively.

     ENVIRONMENTAL
     The Company is regulated as a hazardous waste transporter and is subject to various stringent federal, state, and local environmental laws and regulations relating to pollution, protection of public health and the environment, and occupational safety and health. The Company is subject to periodic inspection by the Department of Toxic Substance Control.

     Although compliance with these laws and regulations may affect the costs of the Company's operations, compliance costs to date have not been material.

     In December 2003 the Company responded to a notice of violation from the DTSC and proposed a settlement of $33,500. As of the date of this report, the DTSC has neither accepted nor rejected the Company's offer. The DTSC and the State Attorney General have been informed that the Company sold its transfer facility operations to a third party and was no longer engaged in the hazardous waste management business.


NOTE 9          SUBSEQUENT EVENTS

     On August 1, 2005, the Company entered into an "Asset Purchase Agreement" with General Environmental Management, Inc. whereby certain of the assets and certain of the liabilities of the Company were sold to General Environmental Management, Inc.